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                               AMENDMENT NO. 10 TO
                      ORBCOMM SYSTEM PROCUREMENT AGREEMENT

     This Amendment No.10 ("Amendment No. 10") to the ORBCOMM System Procurement Agreement is entered into this 30th day of September, 1999 between ORBCOMM Global, L.P. ("ORBCOMM Global") and Orbital Sciences Corporation ("Orbital").

                                   WITNESSETH

     WHEREAS, the parties previously entered into the ORBCOMM System Procurement Agreement dated September 12, 1995 (the "Procurement Agreement") and Amendments No. 1, No. 2, No. 3, No. 4, No. 5, No. 6, No. 7, No.8 and No. 9 thereto; and

     WHEREAS, the parties wish to set forth their agreement on a change to the orbit parameters for the launch of ORBCOMM Plane D/ORBCOMM Launch 4 (previously known as the "Equatorial Plane") for which ORBCOMM Global has directed a change from the equatorial (zero degree) inclination launch to a 45 degree inclination launch using the Pegasus launch vehicle and a revision to the milestone payment schedule pertaining to such launch.

     NOW THEREFORE, the parties agree as follows:

                             ARTICLE 1 - DEFINITIONS

     Terms used herein and not otherwise defined shall have the meanings assigned thereto in the Procurement Agreement.

                             ARTICLE 2 - AMENDMENTS

     Section 2.1 Section 5.1(b)(v) of the Procurement Agreement shall be deleted in its entirety and replaced with the following:

     "(v) Satellites and Launch Vehicle           No earlier than 5 Nov 1999
          Launch Service No. 4"

     Section 2.2 Table 3.1 in Section 3.1.1 of Exhibit A, Part 1B Satellite Specifications of the Procurement Agreement shall be deleted in its entirety and replaced with the following:

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"

------------------------------------------------------------------------------------------------------------------------------------
            Parameter              Plane A                  Plane B                        Plane C                 Plane D
------------------------------------------------------------------------------------------------------------------------------------
Target mean altitude           825 km, circular             818.5 km                      818.5 km                  825.0 km

Maximum apogee altitude             882 km               Target + 15 km                Target + 15 km            Target + 20 km

Minimum perigee altitude            767 km               Target - 15 km                Target - 15 km            Target - 20 km

Target inclination                 45 deg.                 45.02 deg.                    45.02 deg.                 45.02 deg

Inclination accuracy             +/- 0.3 deg.             +/- 0.1 deg.                   +/- 0.1 deg              +/- 0.08 deg

Target right ascension of                                                                                      20 degrees East of
ascending nodes                 Unconstrained       120 deg. East of Plane A      120 deg. West of Plane A           Plane A

Accuracy of ascending node           N/A                  +/- 2.5 deg.                  +/- 2.5 deg.             +/- 2.5 degrees

Pegasus orbit performance capabilities assume a maximum satellite weight of 95 pounds each."

     Section 2.3 Table 3.1 in Section 3.1.1 of the Statement of Work and Specifications for the ORBCOMM-4 Launch Services (as originally set forth in Amendment No. 4 to the Procurement Agreement and as revised in Amendment No. 8 to the Procurement Agreement) shall be deleted in its entirety and replaced with the following:
"

          ------------------------------------------------------------------------------
                                                            PLANE D/ORBCOMM-4
          PARAMETER                                          (45 DEGREE LAUNCH)
          ------------------------------------------------------------------------------
          Target Mean Altitude                              825.0 km
          ------------------------------------------------------------------------------
          Maximum apogee altitude                           Target + 20 km
          ------------------------------------------------------------------------------
          Minimum perigee altitude                          Target - 20 km
          ------------------------------------------------------------------------------
          Target inclination                                45.02 degrees
          ------------------------------------------------------------------------------
          Inclination accuracy                              +/- 0.08 degrees
          ------------------------------------------------------------------------------
          Target right ascension of                         20 degrees East of Plane A
          ascending nodes
          ------------------------------------------------------------------------------
          Accuracy of ascending node                        +/- 2.5 degrees
          ------------------------------------------------------------------------------
          Semi-Major Axis                                   +/- 12 km
          ------------------------------------------------------------------------------

          ORBCOMM shall have at its disposal all available launch capacity of the Pegasus launch vehicle pertaining to the launch parameters set forth for the Plane D/ORBCOMM-4 mission."

     Section 2.5 Section 4.1(b)(iii) of the Procurement Agreement shall be deleted in its entirety and replaced with the following:

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          "(iii) Orbital shall be entitled to invoice ORBCOMM Global for costs associated with Section 3.1(d) as follows:

               PAYMENT DATE                          AMOUNT
               ------------                          ------
               October 1, 1998                      $1,500,000
               January 1, 1998                      $2,000,000
               April 1, 1999                        $2,000,000
               July 1, 1999                         $2,000,000
               October 1, 1999                      $5,000,000
               The Earlier of March 31, 2000        $8,000,000*
                 or Launch of Fourth Plane
               September 30, 2000                   $6,000,000

               * If the launch is delayed beyond March 31, 2000 due to unavailability of the Satellites, Orbital shall be entitled to invoice ORBCOMM at the monthly rate of $1,000,000, beginning April 30, 2000, with the balance due on launch. In no event shall Orbital be entitled to invoice ORBCOMM in an amount to exceed $8,000,000."

                            SECTION 3 - MISCELLANEOUS

     Section 3.1 This Amendment No. 10 shall be construed in accordance with and governed by the laws of the Commonwealth of Virginia, without giving effect to the provisions, policies or principles thereof related to choice or conflict of laws.

     Section 3.2 No changes to the Procurement Agreement are authorized hereby except as otherwise specified in this Amendment No. 10

     IN WITNESS WHEREOF, the parties have executed this Amendment No. 10 as of the day and year first above written.

                              ORBCOMM GLOBAL, L.P.

                              By:___________________________________
                                 Name:  Scott L. Webster
                                 Title: Chairman and Chief Executive Officer

                              ORBITAL SCIENCES CORPORATION

                              By:___________________________________
                                 Name:  Richard J. Hampton
                                 Title: Senior Director, Contracts

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